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                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1627
                                     DATED: DECEMBER 23, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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

BASE RATE:                Fed Funds (Prior Day Effective)


INDEX MATURITY:           One Day


TRADE DATE:               December 23, 1997


SETTLEMENT DATE:          December 30, 1997


MATURITY DATE:            January 4, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.080% (plus eight bps)


COMMISSION                0.075%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   March 26, 1998, June 26, 1998, September 25, 1998, December 28, 1998 and
                          Maturity, subject to Following Business Day Convention.


COMMENTS                  Put Provisions: Investor has a right to put the Note to ML&Co. at Par on each
                          Interest Payment Date, subject to providing 14 calendar days notice of exercising the put option.


INITIAL INTEREST RATE:    TBD, December 30, 1997


FORM:                     Book-entry


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